Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dan Ratner, Chief Executive Officer and President of Cell-nique Corporation of the Registrant, in connection with the Quarterly Report of Cell-nique Corporation on Form 10-Q for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2010

/s/ Dan Ratner
Dan Ratner
Chief Executive Officer and President